Exhibit 99.1

11th Annual Unconventional Resource Conference January 14, 2014

Forward-Looking Statements Forward-Looking Statements. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Certain statements in this presentation are forward-looking and are based upon the current belief of Warren Resources, Inc. (“Warren”) as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that Warren plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. No assurance can be given that any of such plans, expectations, estimates or projections will prove to have been correct, and the same can be affected by inaccurate assumptions or by known or unknown risks or uncertainties. Important factors that could cause actual results or other expectations expressed in this presentation to differ materially from those in the forward-looking statements herein include the timing and extent of changes in commodity prices for oil and gas, operating risks, liquidity risks, political and regulatory developments and legislation, including developments and legislation relating to our operations, and other risk factors as described in Warren's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”). Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Warren's actual results and plans could differ materially from those expressed in the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the report document in which they are contained. Absent legal requirement, we assume no duty to update these statements as of any future date. You should review carefully reports and documents that Warren files periodically with the SEC. Reserves The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions of such terms. Warren discloses only estimated proved reserves in its filings with the SEC. Warren's estimated proved, reserves as of September 30, 2013 contained in this presentation were prepared by Netherland, Sewell & Associates, Inc., a nationally recognized engineering firm, and comply with definitions promulgated by the SEC. Additional information on Warren’s estimated proved reserves is contained in Warren's Annual Report on Form 10-K. In this presentation, Warren may also use internal estimates of “resource potential” or “prospective or potential resources” or other descriptions of volumes of resources potentially recoverable through additional exploratory drilling or recovery techniques, which volumes the SEC’s guidelines strictly prohibit Warren from including in filings with the SEC. These estimates, as well as estimates of probable and possible reserves, are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Warren. Prospective resources refers to Warren's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Prospective resources does not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System. Actual quantities that may be ultimately recovered from Warren's interests might differ substantially. Factors affecting ultimate recovery include the scope of Warren’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals, changes in law and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of prospective resources may change significantly as development of our resource plays provides additional data. Investing in the Future of Energy NASDAQ (WRES) 2

1. Company Overview Investing in the Future of Energy NASDAQ (WRES) 3

Senior Management Team Investing in the Future of Energy NASDAQ (WRES) 4 Philip A. Epstein Chairman & CEO Joined Warren Resources in December 2012 as Chairman and CEO Over 25 years of significant experience in the oil and natural gas industry In 1992, participated in the founding of Belco Oil & Gas Corp. and served in senior positions Previously co-founded and formerly served as Managing Director of Calypso Energy LLC and co-founded Superior Renewable Energy LLC Stewart P. Skelly Vice President & CFO Joined Warren in 2000 Appointed CFO in July 2013 Served as Vice President and Controller from 2002 to June 2013 Robert M. Dowell VP & General Manager of California Division Joined Warren Resources in 2007 Over 33 years of experience in various engineering and operations roles Held positions with PA Consulting, Southern California Gas Company and Texaco/Getty Oil Co.

Company Overview Investing in the Future of Energy NASDAQ (WRES) 5 High quality, long-lived asset portfolio comprised of two core operating areas California Properties Wilmington field in Los Angeles Basin Leroy Pine in Santa Maria Valley field Primarily focused on waterflood oil recovery, horizontal development, reactivation and future development Wyoming Properties Greater Green River Basin in southwestern Wyoming Coalbed methane (“CBM”) production with deeper oil potential Financial Profile as of Sep. 30, 2013 Asset Profile as of Sep. 30, 2013 Ticker: Market Capitalization: Enterprise Value: Long-Term Debt (9/30/13): EBITDA (Trailing 12 months) * NASDAQ: WRES $212 MM $308.5 MM $96.5 MM $80.8 MM Estimated Proved Reserves: % Oil: % Total Proved Developed: PV-10 (9/30/13): Q3 2013 Average Daily Net Production: R/P Ratio: 31.8 MMBoe 48% 63% $500 MM 6,005 Boe/d 14.5 years * See reconciliations to US GAAP in Appendix

12/30/04: Completed $82 MM IPO Company History Investing in the Future of Energy NASDAQ (WRES) 6 2004 – 2005 – 2006 – 2007 – 2008 – 2009 – 2010 – 2011 – 2012 – 2013 2/2/05: Acquired Magness Petroleum & Next Generation Investments in Wilmington, CA 12/12/05: North Wilmington Unit acquired from Global Oil Production & Wilmington Management 9/4/12: Acquired E&P and midstream assets from Anadarko Petroleum 12/5/12: Appointed Philip A. Epstein as Chairman & CEO Since initial public offering in 2004, Warren has focused on developing its highest return projects with highest potential return Shifted production focus to match commodity favored environment Recent additions to management and Board position Company for further growth 10/23/09: Priced $31 MM follow-on offering 12/27/05: Completed $100 MM follow-on offering 12/16/11: Announced $300 MM credit agreement 4/16/10: Recommenced drilling in oil-weighted Wilmington, CA 12/20/12: Elected Marcus Rowland to the Board of Directors

Key Considerations Investing in the Future of Energy NASDAQ (WRES) 7 Balanced Portfolio with Investment Flexibility High quality asset base with geographic and commodity diversification Existing infrastructure in core areas supports future development Ability to allocate capital to higher return projects across commodity cycles 6-year+ oil inventory in California supplemented with 20-year+ natural gas inventory in Wyoming Operate 92% of producing wells allowing greater control over operating costs, timing of activities and technological enhancements 100% of California properties are held-by-production and manageable drilling requirements in Wyoming Low-Risk, Shallow Decline Assets Core assets in regions with long production histories limiting geologic and operating risk Proved developed reserve to production life of 9.3 years Base production decline of 14% with well lives of over 20 years in California and Wyoming Modest well costs with company-owned infrastructure and rig (over $160 million of infrastructure investment capital over the past 8 years: ($106 million in Wilmington and $57 million in Atlantic Rim) Attractive Reinvestment Profile Estimated 2013 cash operating margin of $43/Boe with 3-year all-sources F&D costs (excluding revisions) of $14.00/Boe 40-60%+ and 30%+ rate of return at current prices targeted for 2013 for oil and gas wells, respectively (using $85.00 realized oil and $4.00 realized gas prices) 25 - 30 MMBbl resource potential in California where production receives premium pricing Approximately 500 Bcf resource potential in Wyoming; additional multi-formation deep oil potential Strong Financial Position and Robust Asset Coverage Active hedging program designed to mitigate cash flow volatility and protect reinvestment SEC PV-10 (9/30/13) to net debt of 5.4x Available liquidity of $80.5 million as of September 30, 2013 (pro-forma for Dec. 2013 credit line increase) Experienced Management and Operations Team Strong management team and Board focused on maintaining financial discipline while accelerating growth Extensive industry experience in horizontal and directional drilling, waterflood recovery operations and CBM development and completion Recognized leader in environmental stewardship in California and Wyoming

Areas of Operations

California Properties

- Located in the Wilmington Field in the Los Angeles Basin
  - Third largest U.S. oilfield
- Wilmington Townlot Unit ("WTU")
  - 1,424 net acres (99% WI)
  - 11.0 MMBbls estimated proved reserves as of 9/30/13 (58% PDP)
  - Net avg. daily production: 2,840 bbl/d at 9/30/13
- North Wilmington Unit ("NWU")
  - 1,036 net acres (100% WI)
  - 4.1 MMBbls estimated proved reserves as of 9/30/13 (30% PDP)
  - Net avg. daily production: 413 bbl/d at 9/30/13
- ~125 gross drilling locations
- Leroy Pine
  - 1,600 net acres (62.5% WI)
  - 19 producing well program
  - Commenced drilling on 10/29/13



WY
CA
NM
Offices
Producing Properties
Focus Areas

Wyoming Properties

- Located in southeast portion of Greater Green River Basin
- Commercial CBM
- 98.9 Bcf of estimated proved reserves as of 9/30/13 (74% PD/PDNP)
- Net avg. daily production: 16,328 Mcf/d as of 9/30/13
- ~86,000 net acres
- ~150 targeted drilling locations with additional 250 potential locations
- Over 60 well stimulation opportunities
- November 2012 acquisition of Anadarko interests provided operatorship over majority of acreage and 100% ownership of pipeline/infrastructure
- 71,000 net acres prospective for Niobrara, Shannon, Sussex and other Deep formations

Investing in the Future of Energy NASDAQ (WRES) 8
Warren RESOURCES

Balanced Asset Portfolio with “Unbooked” Upside Investing in the Future of Energy NASDAQ (WRES) 9 Asset Summary Oil Reserves Estimated Proved Reserves Composition Natural Gas Reserves By Category By Product Estimated Proved reserves of 31.8 MMBoe as of September 30, 2013 48% oil, 63% proved developed PV-10 of $500 million Proved developed reserve life index of 9.3 years 25 - 30 MMBbl resource potential in California 500 Bcf resource potential in Wyoming (1) Midpoint of resource potential estimate PDP 44% PDNP 19% PUD 37% 15 28 - 10 20 30 40 50 Proved Resource Potential (MMBbl) (1) Oil 48% Natural Gas 52% 750 500 250 - Proved Resource Potential (1) 500 99 (Bcf)

Strong Production Growth Through Cycles A track record of production growth while lowering costs Historical Production (MBOE) Historical Cost Structure* ($/BOE net) *Includes P&A and Property Taxes which are not in Reserves-basis operation expenses (LOE) 2013 production is estimated based on guidance 2013 costs are thru 9/30/13 Investing in the Future of Energy NASDAQ (WRES) 10 2,150 $22.20 $20.70 $16.92 $16.54 $17.54 $16.31 $17.20 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 2007 2008 2009 2010 2011 2012 2013 2,500 2,000 1,500 1,000 500 - 2007 2008 2009 2010 2011 2012 2013 1,034 1,500 1,600 1,744 1,748 2,028

Recent Achievements Increased oil production in 2013 by 8% quarter over quarter (QTR 4 of 2012) Improved reservoir pressure maintenance reducing production decline Commenced field development at NWU following successful pilot program Leroy Pine acquisition Positive regulatory developments Investing in the Future of Energy NASDAQ (WRES) 11 Execute in California to Drive Oil Production Focus on Cost Reduction and Maximizing Cash Margins Decreased per unit lease operating costs while increasing oil production on a relative and absolute basis Decreased general and administrative expenses compared to prior years Maintain Wyoming Resource Upside Became operator in the Atlantic Rim with a focus on improved geological analysis while reducing operating expenses Currently own and operate 59-mile pipeline transporting gas from Spyglass Hill Unit to Colorado Interstate Gas pipeline (“CIG”) Successfully drilled 27 new CBM wells in the Atlantic Rim Identified in excess of 400 well locations with 1 Bcf or better gross potential Continued to evaluate opportunities to exploit multi-stacked oil and gas potential Goal Result

Business Strategy Increase Production from Existing Low-Cost Proved Inventory Near-term capital efforts on multiple California oil properties Develop large inventory of targeted, higher return wells in Wyoming while maintaining significant gas resource potential Control Operational Costs and Increase Efficiencies Continue track record of reducing operating costs Leverage existing Wyoming pipeline and infrastructure on additional development Increase California production to benefit from fixed cost allocation Expand Core Areas Through Focused Development and Exploration Efforts Utilize existing infrastructure over large, well defined oil and gas resource base Evaluate and exploit existing deep oil potential on Wyoming properties Maintain Financial Flexibility Maintain conservative leverage metrics and ample liquidity Continue active hedging program with target of 50% of annual oil and gas production Pursue Acquisitions of Properties with Development Potential Leverage core competencies and provide economies of scale Focus on operated properties with existing production and significant drilling potential Investing in the Future of Energy NASDAQ (WRES) 12

2. Operations Overview Investing in the Future of Energy NASDAQ (WRES) 13

California Operations Investing in the Future of Energy NASDAQ (WRES) 14

California: Wilmington Oil Field

Overview

- Third largest U.S. oilfield
- Produced over 2.5 billion barrels of oil since discovery in the 1930's
- Warren represents ~10% of current production of the Wilmington field
  - Primary operator in the area is Occidental Petroleum
- Warren-operated WTU and NWU have produced more than 149 and 38 MMBbls, respectively
- Waterflood development in the shallow Tar, Ranger and Upper Terminal formations
- Deeper Ford formation with light oil potential drilled in late 2011
- 5 stacked pay zones from 2,600' to 6,000' containing 14 reservoirs

Los Angeles Basin


Warren Properties
Wilmington Field 9 billion Bbls OOIP
~27% produced to date

Investing in the Future of Energy NASDAQ (WRES) 15

Warren RESOURCES

California: Wilmington Field Overview

Wilmington Townlot Unit ("WTU")

- Unitized oilfield located in the Wilmington Field
- Operated by Warren with a 99% WI / 81% NRI
- 1,440 gross (1,424 net) acres
- Produced over 149 MMBbls from primary and secondary production
- Avg. daily production (September 2013): 2,840 Bbls/d, net
- Estimated Proved Reserves (September 30, 2013): 11 MMBbls, net (59% PD)

North Wilmington Unit ("NWU")

- Adjacent to WTU
- Operated by Warren with 100% WI / 85% NRI
- 1,036 gross and net acres
- Produced more than 37.6 MMBbls
- Avg. daily production (September 2013): 413 Bbls/d, net
- Estimated Proved Reserves (September 30, 2013): 4.1 MMBbls, net (30% PD)


Salt Lake
Beverly Hills
Los Angeles
Chevice Hills
Montebello
Englewood
Bandin
Brea-Olenda
Playa Del Rey
Sante Fe Springs
Yorba Linda
Rosecrans
El Segundo
West Coyote
East Coyote
Dominguez
Krawe
Olive
CA
Long Beach
WILMINGTON
Richfield
Seal Beach
L.A. Basin
Huntington Beach


North Wilmington Unit
Wilmington Townlot Unit

Investing in the Future of Energy NASDAQ (WRES) 16

Warren RESOURCES

California: Operations Overview Investing in the Future of Energy NASDAQ (WRES) 17 Existing WTU Cellar Wilmington Townlot Unit Apply risk management concepts (to significantly reduce the probability of major business losses) Focus: model of urban development Major milestones achieved: SW Ranger AOR approval, Ford waterflood application approved

California: Wilmington Townlot Unit Investing in the Future of Energy NASDAQ (WRES) 18

NWU Satellite 7 Drill Site Investing in the Future of Energy NASDAQ (WRES) 19

Existing WTU Cellar WTU Centralized Drilling and Production Cellars Warren’s drilling cellars received the IOGCC 2011 Environmental Stewardship Award for independent oil companies. Investing in the Future of Energy NASDAQ (WRES) 20

California: Development Strategy Investing in the Future of Energy NASDAQ (WRES) 21 Producing Zones Oil Reservoirs Continue horizontal / sinusoidal redevelopment Drill “highly targeted wells” in 14 layers of stacked pay (2,600’ - 6,000’) Target IRR per well of 40% - 60% $85.00 CMS oil price deck used for planning 77-131 locations with 100 - 200 MBbls EURs 7-9 Tar and 32-33 Ranger wells 27-54 Upper Terminal and 8 -22 Ford wells 3 “237” wells 25 - 30 MMBbl resource potential Use modern technology to maximize recovery 27% of Warren’s 750 MMBbl OOIP produced since 1930’s Tar Ranger Terminal Ford/237 SW Schist Basement Union Pacific - 3000' - 6000' - 9000' NE Productive Limits One Mile

California Oil: Operating Strategy Oil Production Growth 8% annual growth rate quarter over quarter (QTR 4 2012) Currently among highest daily oil production in Company history Target Rates of Return per well of 40-100% $85 CMS oil price deck used for planning Use modern technology to maximize recovery 27% of 750 mmbbls OOIP produced since 1930’s 9-30-13 estimated proved oil reserves of 15.2 million barrels 35%+ OOIP recovery potential based on field performance Manage risks / demonstrate capabilities as a prudent operator and good neighbor in the LA basin area Major Milestones Achieved: SW Ranger AOR approval, Ford Waterflood application approved Investing in the Future of Energy NASDAQ (WRES) 22

California: Tar Economics Investing in the Future of Energy NASDAQ (WRES) 23 Illustrative Economics (1) California Midway Sunset Oil Price ($/Bbl) $85 Sales Adjustment ($4) Realized Price (Boe) $81 LOE, Gathering & Transportation ($17) Cash Flow $64 IRR @ $77 NYMEX = 100%+ NYMEX Price Required for 10% ROR $45 Illustrative Drilling and Completion Costs EUR (gross in 000’s) 148 NRI 81% EUR (net in 000’s) 121 Drilling ($MM) $1.2 Completion ($MM) $0.3 Total ($MM) $1.5 Development costs ($/Boe) $12.40 WTU Tar Well Type Curve 33 Bbl/d (1) Illustrative economics run at $85.00/Bbl CMS price

California: Ranger / Upper Terminal Economics Investing in the Future of Energy NASDAQ (WRES) 24 Illustrative Economics (1) California Midway Sunset Oil Price ($/Bbl) $85 Sales Adjustment ($4) Realized Price (Boe) $81 LOE, Gathering & Transportation ($17) Cash Flow $64 IRR @ $77 NYMEX = 59% NYMEX Price Required for 10% ROR $50 Illustrative Drilling and Completion Costs EUR (gross in 000’s) 128 NRI 81% EUR (net in 000’s) 104 Drilling ($MM) $1.6 Completion ($MM) $0.2 Total ($MM) $1.8 Development costs ($/Boe) $17.31 Ranger / Upper Terminal Type Curve (1) Illustrative economics run at $85.00/Bbl CMS price

California Oil: Leroy Pine Project Acquired 62.5% working interest in Leroy Pine Reactivation Project in August 2013 Located in the Santa Maria Valley Oil Basin in Santa Barbara County, CA Unocal drilled 24 wells that produced a total of 6 million barrels of oil before exiting the project U. S. Energy Department estimates that the Monterey oil shale formation accounts for approximately two-thirds of the oil shale reserves in the United States. Completed 3 well drilling program on December 7, 2013 Plan 16 additional wells in 2014 All-in Project Cap Ex of $16 million net to Warren Investing in the Future of Energy NASDAQ (WRES) 25

Rockies Operations Investing in the Future of Energy NASDAQ (WRES) 26

Wyoming: Greater Green River Basin

Overview

- Approved as operator in the Atlantic Rim in May 2013
- Washakie Basin is located in the southeast portion of the Greater Green River Basin in southwestern Wyoming
- Commercial CBM production established by Warren and Anadarko in 2002
- Own ~111,000 gross (86,000 net) acres prospective for CBM development ("Atlantic Rim Project")
- Target 3 coals in the shallow Mesa Verde coalbeds down to 3000'
- ~71,000 net acres prospective for deeper, oil-bearing formations
- Substantial Resource Base with Operatorship



MONTANA
Williston
NORTH DAKOTA
Big Horn
Powder River
Wind River
WYOMING
Greater Green River
Uinta + Piceance + Park
DJ
COLORADO
KANSAS
80
789
71
70
Atlantic Rim Project

Investing in the Future of Energy *NASDAQ (WRES)* 27

Warren RESOURCES

Atlantic Rim: Midstream Assets Pipeline Map Investing in the Future of Energy NASDAQ (WRES) 28

Wyoming: Economics Investing in the Future of Energy NASDAQ (WRES) 29 Atlantic Rim Project Area Summary as of 9/30/13 Doty Mountain Sun Dog Grace Point Brown Cow Starr Draw Catalina Unit Comprises ~111,000 gross (86,000 net) acres on the eastern rim of the Greater Green River Basin Estimated Proved reserves: 98.9 Bcf (September 30, 2013) ~150 targeted drilling locations with 250 potential locations 500 Bcf resource potential Over 60 well stimulation opportunities Current development focused on targeted, higher return wells Avg. Sept. 2013 Est. Net Proved Current Producing Production Reserves Area Operator WI (%) Wells (MMcf/d) (Bcf) Atlantic Rim Sun Dog Warren 67% 110 7.5 46.1 Doty Mountain Warren 73% 82 6.5 39.6 Grace Point Warren 86% 25 0.6 8.4 Other Other Non-op 13% 71 1.4 4.8 Total 288 16.0 98.9

Rockies Operations: Atlantic Rim CBM Type Log Investing in the Future of Energy NASDAQ (WRES) 30 Late Cretaceous aged coals Three coal bearing sections Multiple thin coal seams surrounded by highly porous water bearing sandstones Average net coal thickness is approximately 35’ Coal Rank is High-Volatile C Bituminous Lewis Shale Allen Ridge Section Top of Mesa Verde Almond Section Pine Ridge Section

CBM Well Economics Investing in the Future of Energy NASDAQ (WRES) 31 Operational Goals Illustrative Type Curve (1.0 Bcf) Illustrative Atlantic Rim Details Focus capital on wells with highest potential returns ~400 targeted drilling locations 25 wells per year to perpetuate unit 27 wells drilled in 2013 Potential to utilize third party capital in the future (1) NYMEX strip pricing as of April 24, 2013 and net of basis differential of $0.25/Mcf Illustrative Single Well Economics - 100 200 300 400 500 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Mcf/d Year EUR (gross): 0.8 - 1.16 Bcf EUR (Bcf) 0.80 1.00 1.16 Capex ($000s) $680 $680 $680 Peak Daily Production (Mcf/d) 381 476 562 Peak Time Period (Months) 35 28 23 LOE ($/Mcf) $1.62 $1.57 $1.54 IRR: 28% IRR: 36% IRR: 45% IRR: 23% IRR: 34% IRR: 42% 0% 10% 20% 30% 40% 50% 0.80 1.00 1.16 IRR (%) Gross EUR (Bcf) Strip $4.00 Flat (1)

Wyoming: Rockies Producing Zones Investing in the Future of Energy NASDAQ (WRES) 32 Atlantic Rim Zones Owns certain deep rights in a portion of the Atlantic Rim area ~71,000 net acres potentially prospective for oil bearing formations including: Shannon (oil) Sussex (oil) Niobrara (oil) Frontier (gas) Dakota (gas) Currently completing a geological analysis of Niobrara acreage Double Eagle has drilled a Niobrara well adjacent to Warren Acreage Considering JV with strategic investors Analogous to DJ and Powder River Basins CBM – current Warren production

Atlantic Rim Deep Potential Investing in the Future of Energy NASDAQ (WRES) 33

Atlantic Rim Deep Potential Investing in the Future of Energy NASDAQ (WRES) 34 1,000 ft to 1,500 ft of gross Niobrara interval at depths between 6,000 ft to 8,000 ft across trend Organic rich thicker shale interblended with benches of calcareous shale or marl Majority if acreage located within USGS defined Niobrara Oil Window Highly faulted region offering numerous potential fracture targets Deeper conventional potential in frontier, Muddy, Dakota, Nugget, Tensleep

Rockies Operations: Goals Meet unit drilling obligations of 25 new CBM wells per year to hold large acreage position Define substantial resource base through high-graded geology and developmental drilling Maximize infrastructure value Rationalize produced water Evaluate & exploit deep potential Actively seek partners to develop acreage Form multiple federal exploration/resource units Seek out additional acquisition opportunities similar to Atlantic Rim Acquisition Investing in the Future of Energy NASDAQ (WRES) 35

3. Financial Overview Investing in the Future of Energy NASDAQ (WRES) 36

Financial Policy Investing in the Future of Energy NASDAQ (WRES) 37 Capital spending dictated by internal rates of return across all operating areas Maintain financial flexibility Supplement organic development with accretive acquisitions Retain flexibility and liquidity to pursue large acquisitions Target IRR of at least 30% for drilling projects Continue to increase the Credit Facility borrowing base through reserve additions from organic growth and acquisitions to maximize liquidity Maintain active hedging program to support economic returns, protect cash flow and ensure strong coverage metrics Target rolling 50% of production one to two years forward – will hedge further opportunistically

Capitalization Investing in the Future of Energy NASDAQ (WRES) 38 Available liquidity Ability to be opportunistic with acquisitions that meet criteria Liquidity to fully fund 2014 capital program Pro Forma Capitalization As of (US$ millions, except per unit amounts) 9/30/13 Cash & Equivalents $10.1 Long-Term Debt Revolving Credit Facility $94.5 Convertible Debentures 1.6 Total Debt $96.1 Preferred Stock $0.1 Shareholders' Equity 221.7 Total Capitalization $317.9 Net Debt / Capitalization 27.1% Summary Operating Data LTM EBITDA (9/30/13) * $80.8 Proved Reserves (MMBoe) 31.8 Proved Developed Reserves (MMBoe) 20.0 Pre-Tax SEC PV-10 $500.5 Summary Credit Metrics Net Debt / LTM EBITDA * 1.0x Estimated Proved Reserves ($/Boe) $2.71 Estimated Proved Developed Reserves ($/Boe) $4.30 Pre-Tax SEC PV-10 / Net Debt 5.8x Liquidity Borrowing Base Amount (pro forma for Dec. 2013 credit line increase) $165.0 Less: Outstandings (94.5) Credit Facility Availability $70.5 Plus: Cash & Cash Equivalents 10.1 Total Available Liquidity (pro forma for Dec. 2013 credit line increase) $80.6 * See reconciliations to US GAAP in Appendix LTM indicates last twelve months ending 9/30/13

2013 Capital Expenditures Investing in the Future of Energy NASDAQ (WRES) 39 2013 Capex by Area – $73 Million 2013 California Capex – $53 Million 2013 estimated capital expenditures of $73 million 26 well California 2013 drilling program Drilled 13 new producing wells and 3 injector wells in WTU Development of NWU with 5 new producing wells and 2 injector wells Drilled 3 new producing wells in the Leroy Pine project Drilled 27 wells in Wyoming WTU Drilling 53% Leroy Pine Drilling 6% NWU Drilling 22% Facilities & Other 19% $53 MM Wyoming 28% $73 MM California 72%

Existing Hedges Investing in the Future of Energy NASDAQ (WRES) 40 Oil Hedges Volume Natural Gas Hedges Volume Derivatives Quantity Period Oil Brent Swap $104.30 700 Bbl/d 10/1/13-9/30/14 Oil Brent Swap $102.12 800 Bbl/d 1/1/14-12/31/14 Derivatives Quantity Period Gas NYMEX Swap $3.79 7,000 MMBtu/d 1/1/14-12/31/14 Gas NYMEX Swap $4.18 2,000 MMBtu/d 5/1/13-12/31/14 Gas NYMEX Swap $4.27 3,000 MMBtu/d 1/1/14-12/31/14 Gas NYMEX Swap $4.18 3,000 MMBtu/d 1/1/15-12/31/15 1,500 1,500 - 500 1,000 1,500 2,000 Q4 2013 2014 (Bbl/d) Swaps 9,000 12,000 3,000 - 4,000 8,000 12,000 16,000 Q4 2013 2014 2015 (MMBtu/d) Swaps

Summary Historical Financial Results Investing in the Future of Energy NASDAQ (WRES) 41 Production Revenue Adjusted EBITDA* Capital Expenditures * See reconciliation to US GAAP in Appendix 1,600 1,744 1,748 2,028 2,172 - 500 1,000 1,500 2,000 2,500 2009 2010 2011 2012 LTM (MBoe) Natural Gas Oil 60% 56% 52% 55% 50% 40% 44% 48% 45% 50% $5 $27 $67 $61 $76 - $25 $50 $75 $100 2009 2010 2011 2012 LTM ($MM) $63 $88 $103 $122 $128 - $30 $60 $90 $120 $150 2009 2010 2011 2012 LTM ($MM) $100 $75 $50 $52 - 2009 2010 2011 2012 LTM $13 $46 $55 $66 $81

6. Appendix Investing in the Future of Energy NASDAQ (WRES) 42

Investing in the Future of Energy 43 Appendix- EBITDA Reconciliation 12 Months Ending Year Ended Year Ended Year Ended Year Ended September 30, 2013 December 31, 2012 December 31, 2011 December 31, 2010 December 31, 2009 (in millions) (in millions) (in millions) (in millions) (in millions) Net Income $ 30.7 $ 15.5 $ 21.6 $ 20.4 $ (13.8) Interest Expense 3.1 3.3 3.2 3.5 5.9 Income Taxes 0.1 0 (0.1) - 0.1 DD&A 46.9 47.2 30.5 22.0 20.6 EBITDA $ 80.8 $ 66.0 $ 55.2 $ 45.9 $ 12.8

A. Management and Board of Directors Bios Investing in the Future of Energy NASDAQ (WRES) 44

Warren Resources Senior Management Investing in the Future of Energy NASDAQ (WRES) 45 Philip A. Epstein was elected Chief Executive Officer and Chairman of the Board of Directors in December 2012. Mr. Epstein has over 20 years of experience as a senior executive in the global oil and gas industry. In 1992, he played an active role in the founding of Belco Oil & Gas Corp. (“Belco”) and served in senior executive positions. Belco was a leading independent oil and gas company with operations initially focused on tight gas sand reservoirs in the Moxa Arch trend of Southwest Wyoming and horizontal drilling in the Austin Chalk trend of Texas. Following Belco, Mr. Epstein co-founded and formerly served as a managing partner of Calypso Energy LLC, a privately held international oil and gas company. In 2002, Mr. Epstein also expanded into the renewable energy area co-founding Superior Renewable Energy LLC. From 1988 to 1992, Mr. Epstein practiced corporate finance and M&A law at Fried Frank Harris Shriver & Jacobson. He holds a bachelor's degree from the University of Chicago, a master's in politics and economics from Oxford University and a juris doctor from Northwestern University Law School. Stewart P. Skelly became chief financial officer in July 2013. Previously he had served as Warren’s corporate controller since 2002 and as a vice president since March 2004. From 2000 to 2002, he served as Warren’s assistant controller. From 1997 to 2000, Mr. Skelly was employed by News Corp., a global media conglomerate, attaining the level of accounting manager. From 1992 to 1997, Mr. Skelly was employed by Kearney McArdle, a midsize public accounting firm in Ireland, attaining the level of audit senior. Mr. Skelly is a graduate of Griffith College Dublin and is a Chartered Certified Accountant. Robert M. Dowell is the Vice President and General Manager of Warren’s California Division and brings nearly 33 years of experience in various engineering and operations roles. Prior to joining Warren, Mr. Dowell worked as a principal consultant for PA Consulting for two years in their Wholesale Energy Markets Practice focusing on energy market forecasting, regulatory compliance of client utilities and asset valuation for electric generators in bankruptcy proceedings. Mr. Dowell also worked for 18 years for the Southern California Gas Company in a variety of roles. His job experience also includes oil and gas well drilling, oil and gas production operations, and reservoir analysis while at Texaco/Getty Oil Company for six years in the San Joaquin Valley and Southern California area. Mr. Dowell has a bachelor’s degree in mechanical engineering from the University of Washington in Seattle, WA.

Warren Resources Management (cont.) Investing in the Future of Energy NASDAQ (WRES) 46 Robert “Bob” Dentici is Warren E&P’s Operations Manager for California operations. Mr. Dentici joined Warren E&P in 2007 and has 30 years of operations management, project management and facilities engineering experience. Prior to joining Warren, Mr. Dentici held various operations, engineering, project management and construction management positions with Aera Energy, Mobil and various consulting firms. He has a substantial experience in production operations, project management, and facilities and maintenance engineering in both light and heavy oil applications in California and the Rockies. Mr. Dentici received his Bachelor of Science degree in petroleum engineering from the Colorado School of Mines. Kevin P. McCoy joined Warren in January 2007 as Senior Production Engineer handling production, completion and drilling duties. In 2012, he became the Petroleum Engineering Manager overseeing production, completions, reserves, economics, corporate valuation and acquisitions. Prior to joining Warren, Mr. McCoy was Vice President of Operations and Chief Operating Officer of Mercantile International Petroleum, Inc. Prior to MIPI, he worked for Preussag Energie Americas, a subsidiary of Preussag Energie, GmbH as their new business development manager charged with identifying opportunities for acquisition. Additional duties included managing operations functions. Mr. McCoy graduated Gold Medalist from the University of Manitoba with a Bachelor of Science degree in mechanical engineering in 1980. Teresa McCoy joined Warren in November 2011 as the team leader of the geology group. Recently Ms. McCoy was promoted to Chief Geologist, and oversees the generation, planning and drilling of Warren’s California leases (WTU, NWU and Leroy Pine) and Warren’s Wyoming coal bed methane assets. Ms. McCoy is also an integral part of Warren’s acquisition team, whose goal is to build and grow Warren. Prior to joining Warren, Ms. McCoy worked at Occidental Petroleum as a staff geologist for three years. Before joining Oxy, she worked at Warren as our development geologist. Between 2004 and 2006, Ms. McCoy worked internationally in Peru and Columbia as a geologist for Mercantile Peru S.A. She received her Bachelor of Geology degree from the Universidad Nacional de San Antonio Abad del Cusco and her Titulo of Geological Engineer from the same university.

Warren Resources Senior Management (cont.) Investing in the Future of Energy NASDAQ (WRES) 47 Ellis G. Vickers became Warren’s Senior Vice President – Land Management & Regulatory Affairs in January 2003. From September 2001 through December 2002, he was Vice President and Associate General Counsel. From 1995 through December 2001, Mr. Vickers practiced law with the New Mexico firm of Bozarth & Vickers. He is a New Mexico Board of Legal Specialization Recognized Specialist in Oil, Gas and Natural Resources Law. Mr. Vickers received his Bachelor’s degree in political science, Summa Cum Laude, from Eastern New Mexico University in 1979 and a Juris Doctor degree from the University of New Mexico in 1982. Jeffrey R. Keeler became Vice President – Project Development in January 2014. Mr. Keeler has held a number of positions throughout the energy sector. He served as Managing Director, Mergers and Acquisitions for Iberdrola Renewables, Inc., the global leader in renewable energy, where he led M&A activities in North America from 2007 to 2010 during the rapid growth of the wind energy business. He also served as Director, Project Development for Iberdrola and its predecessor from 2003 to 2007. Mr. Keeler held roles with Enron Corp from 1996 to 2001, including director of federal government affairs and head of environmental strategy, where he worked closely with Enron’s pipeline, exploration and production, power generation, and commodity trading businesses. Most recently, Mr. Keeler was Managing Partner of Liberty Clean Power, an energy investment management firm that he co-founded in 2012. Timothy A. Larkin became Executive Vice President – Mergers and Acquisitions in July 2013. Previously he had served as Warren’s Chief Financial Officer since 1995. On March 17, 2004, Mr. Larkin was appointed as Warren’s Executive Vice President. From 1991 to 1994, he served as Accounting Manager of Palmeri Fund Administrators, Inc., a consulting company providing accounting and investment advisory support to publicly reporting investment funds primarily sponsored by Merrill Lynch and Oppenheimer & Co. Inc. From 1985 to 1991, he was employed in the audit department of Deloitte & Touche, LLP, an international public accounting firm, attaining the level of Audit Manager. Mr. Larkin received his Bachelor’s of Science degree in accounting from Villanova University in 1985.

Warren Resources Board of Directors Investing in the Future of Energy NASDAQ (WRES) 48 Philip A. Epstein was elected Chief Executive Officer and Chairman of the Board of Directors in December 2012. Mr. Epstein has over 20 years of experience as a senior executive in the global oil and gas industry. In 1992, he played an active role in the founding of Belco Oil & Gas Corp. (“Belco”) and served in senior executive positions. Belco was a leading independent oil and gas company with operations initially focused on tight gas sand reservoirs in the Moxa Arch trend of Southwest Wyoming and horizontal drilling in the Austin Chalk trend of Texas. Following Belco, Mr. Epstein co-founded and formerly served as a managing partner of Calypso Energy LLC, a privately held international oil and gas company. In 2002, Mr. Epstein also expanded into the renewable energy area co-founding Superior Renewable Energy LLC. From 1988 to 1992, Mr. Epstein practiced corporate finance and M&A law at Fried Frank Harris Shriver & Jacobson. He holds a bachelor’s degree from the University of Chicago, a master’s in politics and economics from Oxford University and a juris doctor from Northwestern University Law School. Dominick D’Alleva has been a director since June 1992 and serves as Lead Director and Chair of the Corporate Governance Committee. He was Secretary until 2002 and became an independent director thereafter. He serves on the Compensation, Audit and Corporate Governance Committees of the Board. Additionally, from 1995 to the present, he has been a principal with D and D Realty Company, LLC. From 1986 to 1995, he was engaged in residential New York City real estate for his own account and as general counsel to various real estate acquisition firms. From 1983 to 1985, he served as Executive Vice President, Director and General Counsel of Swanton Corporation. Mr. D’Alleva received a Bachelor of Arts degree Summa Cum Laude from Fordham University in 1974 and earned his Juris Doctor degree with honors from Yale University in 1977. Chet Borgida has been an independent director since November 2003 and also serves as a member of the Audit Committee, which he chairs, and the Compensation Committee. Mr. Borgida has more than 30 years of domestic and international management experience in auditing and advising retail, distribution and media businesses. He was a partner at Grant Thornton LLP from 1977 to 2001. From 2006 through 2007, he served as the Chief Operating Officer of the Naples Realty Group, Inc. From 2001 to 2003, Mr. Borgida was a Senior Vice President and Chief Financial Officer of Cross Media Marketing Corporation. He is a member of the American Institute of Certified Public Accountants. Mr. Borgida graduated from Hunter College with a Bachelor Degree in Business Science in 1967.

Warren Resources Board of Directors (cont.) Investing in the Future of Energy NASDAQ (WRES) 49 Anthony L. Coelho has been an independent director since May 2001 and serves on the Compensation Committee, which he chairs, and the Corporate Governance Committee of the Board. From 1998 through November 2000, he served as the General Chairman for the U.S. Presidential campaign of Vice President Al Gore. From 1995 to 1998, he was Chairman and Chief Executive Officer of ETC w/tci, Inc. an education and training technology company in Washington, D.C. and from 1990 to 1995, he served as President and CEO of Wertheim Schroeder Investment Services, Inc. From 1978 to 1989, he served five terms in the U.S. Congress, representing the State of California as a member of the U.S. House of Representatives. Mr. Coelho earned a Bachelor of Arts degree in Political Science from Loyola Marymount University in 1964. Leonard A. DeCecchis has been an independent director since September 2006 and serves on the Audit Committee of the Board. Mr. DeCecchis retired from Prestone Products Corporation, where he was Executive Vice President and Chief Financial Officer of Prestone Products Corporation and a member of its board of directors until June 1999. From 1986 to 1994, Mr. DeCecchis was Vice President and Treasurer of First Brands Corporation. Mr. DeCecchis joined Union Carbide in 1974 and held numerous positions in auditing, treasury and financial reporting. In 1971, Mr. DeCecchis began his career at Peat Marwick Mitchell & Co. He was previously a Certified Public Accountant in New York. Mr. DeCecchis received a Bachelor’s degree from Pace University in 1971 and a Master of Business Administration from Fordham University in 1979. Thomas G. Noonan joined the board as a director in November 1997 and until March 16, 2006, served on the Compensation Committee of the board. From 1980 to 1997, he served as Manager of Quality Assurance for Mars Inc., an international food and candy company. From 1961 to 1979, he was a microbiologist for the Environmental Department of the State of New York. Mr. Noonan’s tenure at the New York State Health Dept. and M/M Mars has afforded him experience in the areas of environmental health, risk and crisis management, quality assurance system design implementation and monitoring, facility inspection, regulatory affairs and facility certification. Mr. Noonan received a Bachelor of Science degree from Fordham University in New York in 1959.

Warren Resources Board of Directors (cont.) Investing in the Future of Energy NASDAQ (WRES) 50 Espy P. Price had been an independent director since May 2007 and served on the Compensation Committee. Mr. Price retired in late 1999 as Vice President and General Manager of Chevron’s Mid-Continent Business Unit. From 1992 to 1996, he was Vice President of Chevron Overseas Petroleum, Inc. From 1990 to 1992, he was Vice President of Chevron’s Gulf of Mexico Business Unit. From 1985 to 1990, he was employed at P.T. Caltex Pacific Indonesia, where he was Executive Vice President and Managing Director. Mr. Price earned a Bachelor of Science in Petroleum Engineering in 1963 and a Master of Science in Petroleum Engineering in 1969 from the University of Southwestern Louisiana. Marcus C. Rowland has been a director since December 2012. Mr. Rowland is the former Executive Vice President and Chief Financial Officer of Chesapeake Energy Corporation, where he worked for 18 years. Recently, he served as the Chief Executive Officer at FTS International, Inc. He served as the President and Chief Financial Officer of Frac Tech Services, LLC and Frac Tech International, LLC from November 2010 to May 2011. Mr. Rowland served as the Chief Financial Officer of Chesapeake Energy Corporation from 1993 to August 2010, Executive Vice President of Finance from 1998 to August 2010, Senior Vice President from 1997 to 1998 and Vice President of Finance from 1993 to 1997. Mr. Rowland is a Certified Public Accountant and graduated from Wichita State University in 1975.

Warren Resources, Inc. Please visit our new website: www.warrenresources.com Investing in the Future of Energy NASDAQ (WRES) 51